UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Constellation Acquisition Corp I
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF CONSTELLATION ACQUISITION CORP I
200 Park Avenue, 32nd Floor
New York, NY 10166

Dear Constellation Acquisition Corp I Shareholder:

You are cordially invited to attend an extraordinary general meeting of Constellation Acquisition Corp I, a Cayman Islands exempted company (“Constellation” or the “Company”), which will be held on January 27, 2025, at 1:30 p.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Constellation’s Chief Executive Officer at ir@constellationacquisition.com by 1:30 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/constellationacquisition/2025.

The attached notice of the Shareholder Meeting and proxy statement describe the business Constellation will conduct at the Shareholder Meeting and provide information about Constellation that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated January 10, 2025, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Constellation’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Constellation has to consummate a Business Combination (as defined below) (the “Articles Extension”) from January 29, 2025 (the “Original Termination Date”) to February 29, 2025 (the “Articles Extension Date”) and to allow Constellation, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Constellation’s board of directors (the “Board”), if requested by Constellation Sponsor LP, a Delaware limited partnership (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 29, 2026 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Founder Share Amendment Proposal — To amend, by way of special resolution, Constellation’s Memorandum and Articles of Association (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares (the “Class A Ordinary Shares”) to holders of the Company’s Class B ordinary shares, par value of US$0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination (a “Business Combination”) at the election of the holder; and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTCQX® Best Market (“OTCQX”) and the OTCQB® Venture Market (“OTCQB” and together with OTCQX, “OTC”) or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Company’s trust account (the “Trust Account”) of $5,000, in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Constellation has not consummated an initial Business Combination by February 29, 2025, without approval of Constellation’s public shareholders, Constellation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. If Constellation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note. If Constellation does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Constellation additional time to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that Constellation has until January 29, 2025 to complete its initial Business Combination. Constellation’s Board has determined that it is in the best interests of Constellation to seek an extension of the Termination Date and have Constellation’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, Constellation believes that Constellation will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Constellation would be precluded from completing a Business Combination and would be forced to liquidate.

Constellation reserves the right at any time to postpone or adjourn the Shareholder Meeting (by means of adjourning the Shareholder Meeting) and not to submit to its shareholders the Extension Amendment Proposal, the Founder Share Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is postponed or adjourned, and Constellation is unable to complete a Business Combination on or before the Termination Date, Constellation will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

As contemplated by the Memorandum and Articles of Association, the holders of Constellation’s Class A Ordinary Shares issued as part of the Units (as defined below) sold in Constellation’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants, if either the Articles Extension or the Founder Share Amendment is implemented, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Founder Share Amendment Proposal. If the Extension Amendment Proposal or the Founder Share Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the redemption will retain their right to redeem their Public Shares in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension Date or the relevant Additional Articles Extension Date.

On January 7, 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $11.88, based on the aggregate amount on deposit in the Trust Account of approximately $28,139,416.49 as of January 7, 2025 (including interest not previously released to Constellation to pay its taxes), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on OTCQX on January 7, 2025 was $11.81. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.07 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 7, 2025). Constellation cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its Securities (as defined below) when such shareholders wish to sell their shares. Constellation believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Constellation does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, Constellation will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to Constellation’s Warrants (as defined below), which will expire worthless in the event Constellation dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

On January 16, 2024, Constellation voluntarily delisted its Class A Ordinary Shares, redeemable warrants, each one whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 (the “Warrants”), and units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant (the “Units” and together with the Ordinary Shares and the Warrants, the “Securities”), from the New York Stock Exchange and began trading its Securities on OTC. The Class A Ordinary Shares are quoted on the OTCQX under its trading symbol “CSTAF,” the Warrants are quoted on OTCQB under its trading symbol “CSTWF”, and the Units are quoted on the OTCQX under its trading symbol “CSTUF.”

Constellation remains subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Articles Extension, Constellation would not adhere to the continued trading requirements of the OTC, or if the Board has determined it is otherwise necessary.

The Board has fixed the close of business on January 2, 2025 as the date for determining Constellation’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of Constellation believes that it is in the best interests of Constellation that Constellation obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of Constellation and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CONSTELLATION’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Constellation urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Constellation Acquisition Corp I

/s/ Chandra R. Patel
Chandra R. Patel
Chairman of the Board of Directors

CONSTELLATION ACQUISITION CORP I
200 Park Avenue, 32nd Floor
New York, NY 10166

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF CONSTELLATION ACQUISITION CORP I
TO BE HELD ON JANUARY 27, 2025

To the Shareholders of Constellation Acquisition Corp I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Constellation Acquisition Corp I, a Cayman Islands exempted company (“Constellation” or the “Company”), will be held on January 27, 2025, at 1:30 p.m., Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Constellation’s Chief Executive Officer at ir@constellationacquisition.com by 1:30 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/constellationacquisition/2025.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Constellation has to consummate a Business Combination (the “Articles Extension”) from January 29, 2025 (the “Original Termination Date”) to February 29, 2025 (the “Articles Extension Date”) and to allow Constellation, without another shareholder vote, to elect to extend the Termination Date to consummate an initial business combination (the “Business Combination”) on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Constellation’s board of directors (the “Board”), if requested by Constellation Sponsor LP, a Delaware limited partnership (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 29, 2026 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”), (ii) a founder share amendment proposal to amend, by way of special resolution, Constellation’s Memorandum and Articles of Association (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares, par value of US$0.0001 per share (the “Class A Ordinary Shares”), to holders of the Company’s Class B ordinary shares, par value of US$0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares” and together with Class A Ordinary Shares, the “Ordinary Shares”), upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial Business Combination at the election of the holder and (iii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal or (b) where the Board has determined it otherwise necessary (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated January 10, 2025, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.      Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)      Article 49.7 of Constellation’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) February 29, 2025 (or January 29, 2026, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within forty-nine months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to eleven times by an additional one month each time after the forty-ninth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until sixty months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to US$55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)      Article 49.8(a) of Constellation’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within forty-nine months (or up to sixty, if applicable under the provisions of Article 49.7) from the consummation of the IPO;”

2.      Proposal No. 2 — The Founder Share Amendment Proposal — RESOLVED, as a special resolution that:

Article 49.10 of Constellation’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article 17 hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a Business Combination beyond January 29, 2026 or (y) amend this Article 49.10.”

3.      Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTCQX® Best Market (“OTCQX”) and the OTCQB® Venture Market (“OTCQB” and together with OTCQX, “OTC”) or (iii) where the Board of Constellation has determined it is otherwise necessary.

Each of the Extension Amendment Proposal, Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Constellation reserves the right at any time to postpone or adjourn the Shareholder Meeting (by means of adjourning the Shareholder Meeting) and not to submit to its shareholders the Extension Amendment Proposal, the Founder Share Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is postponed or adjourned, and Constellation is unable to complete a Business Combination on or before the Termination Date, Constellation will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Company’s trust Account (“Trust Account”) of $5,000, in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Constellation has not consummated a Business Combination by February 29, 2025, without approval of Constellation’s public shareholders, Constellation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. If Constellation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note. If Constellation does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Constellation additional time to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that Constellation has until January 29, 2025 to complete its initial Business Combination. The Board has determined that it is in the best interests of Constellation to seek an extension of the Termination Date and have Constellation’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, Constellation believes that Constellation will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Constellation would be precluded from completing a Business Combination and would be forced to liquidate.

The Board of Constellation believes that it is in the best interests of Constellation that Constellation obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of Constellation and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Constellation’s Class A Ordinary Shares issued as part of the Units (as defined below) sold in Constellation’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Founder Share Amendment is implemented, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Founder Share Amendment Proposal. If the Extension Amendment Proposal or the Founder Share Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the redemption will retain their right to redeem their Public Shares in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension Date or the relevant Additional Articles Extension Date.

On January 7, 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.88, based on the aggregate amount on deposit in the Trust Account of approximately $28,139,416.49 as of January 7, 2025 (including interest not previously released to Constellation to pay its taxes, if any), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the OTCQX on January 7, 2025 was $11.81. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.07 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 7, 2025). Constellation cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its Securities (as defined below) when such shareholders wish to sell their shares. Constellation believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Constellation does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

Constellation cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $28,139,416.49 that was in the Trust Account as of January 7, 2025 (including interest not previously released to Constellation to pay its taxes).

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, Constellation will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to Constellation’s Warrants (as defined below), which will expire worthless in the event Constellation dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor and certain initial shareholders of Constellation (the “Initial Shareholders”) will not receive any monies held in the Trust Account as a result of its ownership of 7,750,000 Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 5,466,667 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering and concurrently with the underwriters’ partial exercise of their over-allotment option. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CONSTELLATION’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Articles Extension, Constellation would not adhere to the continued trading requirements of the OTC, or if the Board has determined it is otherwise necessary.

On January 16, 2024, Constellation voluntarily delisted its Class A Ordinary Shares, redeemable warrants, each one whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 (the “Warrants”), and units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant (the “Units” and together with the Ordinary Shares and the Warrants, the “Securities”), from the New York Stock Exchange and began trading its Securities on the OTC. The Ordinary Shares are quoted on the OTCQX under its trading symbol “CSTAF,” the Warrants are quoted on the OTCQB under its trading symbol “CSTWF” and the Units are quoted on the OTCQX under its trading symbol “CSTUF.”

Constellation remains subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended.

Record holders of Ordinary Shares at the close of business on January 2, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 9,967,684 issued and outstanding Class A Ordinary Shares and 150,000 issued and outstanding Class B Ordinary Shares. Constellation’s Warrants do not have voting rights.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Shareholders hold 76.6% of the issued and outstanding Ordinary Shares and Constellation’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal will require the affirmative vote of none of the Ordinary Shares held by public shareholders if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of none of the Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; (ii) approval of the Adjournment Proposal will not require the affirmative vote of additional Ordinary Shares held by public shareholders if all Ordinary Shares are represented at the Shareholder Meeting and cast votes or if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Constellation urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated January 10, 2025, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Constellation Acquisition Corp I

/s/ Chandra R. Patel
Chandra R. Patel
Chairman of the Board of Directors
January 10, 2025

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CONSTELLATION ACQUISITION CORP I
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JANUARY 27, 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Constellation Acquisition Corp I, a Cayman Islands exempted company (“Constellation,” “Company,” “we,” “us” or “our”), which will be held on January 27, 2025, at 1:30 p.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

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Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Constellation with respect to, among other things, Constellation’s capital resources and results of operations. Likewise, Constellation’s financial statements and all of Constellation’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Constellation’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Constellation does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Constellation’s ability to complete a Business Combination (as defined below);

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other Securities (as defined below) of Constellation; and

•        the use of funds not held in the Trust Account (as defined below) or available to Constellation from interest income on the Trust Account balance.

While forward-looking statements reflect Constellation’s good faith beliefs, they are not guarantees of future performance. Constellation disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Constellation’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and Constellation’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC and in other reports Constellation files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Constellation (or to third parties making the forward-looking statements).

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Risk Factors

In addition to the below risk factors, you should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on January 28, 2021(the “Initial Public Offering”), (ii) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 29, 2024, (iii) Quarterly Reports on Form 10-Q subsequently filed with the SEC, and (iv) other reports we file with the SEC, before making a decision to invest in our Securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension (as defined below) will enable us to complete a Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, Constellation can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, Constellation expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal (as defined below) or the Founder Share Amendment Proposal (as defined below) is approved with respect to a large number of our Class A Ordinary Shares issued as part of the Units (as defined below) sold in Constellation’s Initial Public Offering (the “Public Shares”) may adversely affect the liquidity and trading of our securities and may impact our ability to complete a Business Combination.

Pursuant to our Memorandum and Articles of Association (as defined below), a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if either the Extension Amendment Proposal or the Founder Share Amendment Proposal is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Ordinary Shares and may leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and a Business Combination could exacerbate these risks. As a result, you may be unable to sell your Class A Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal or the Founder Share Amendment Proposal are approved.

OTCQX may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

In accordance with Rule 1.3 of the OTCQX Rules for U.S. Companies, a company that is a special purpose acquisition company (“SPAC”), must enter into an agreement with a target company to engage in a de-SPAC transaction and complete such transaction within 18 months of initial quotation on the over-the-counter market, in accordance with Exchange Act Rule 15c2-11. As our units and Class A Ordinary Shares are currently quoted on the OTCQX, if we are unable to complete a business combination by July 16, 2025 (18 months from our initial quotation), our securities would be delisted from the OTCQX and trade on the OTC Expert Market.

In addition, after the Shareholder Meeting, we may be required to demonstrate compliance with the OTCQX’s continued trading requirements in order to maintain the listing of our securities on the OTCQX. Such continued trading requirements for our securities include, among other things, having a minimum bid price of $0.10 per share as of the close of business for at least one of every 30 consecutive calendar days and market capitalization of at least $5 million for at least one of every 30 consecutive calendar days.

If our securities are delisted from trading on the OTCQX our shareholder’s ability to make transactions in our securities could be limited and subject us to additional trading restrictions. The trading of our securities on the OTC Expert Market may result in a less liquid market available for existing and potential shareholders as trading is not available for retail investors, could depress the price of our securities and could have a long-term adverse impact on our ability to raise capital. When fewer shares of a security are being traded on the OTC Expert Markets, volatility of prices may increase, and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes of our securities, there may be a lower likelihood that orders for shares of our units or Class A Ordinary Shares will be executed.

NYSE delisted Constellation’s securities from its exchange after Constellation’s voluntary request which could limit investors’ ability to make transactions in its securities and subject Constellation to additional trading restrictions.

On December 20, 2023, Constellation announced its intention to voluntarily delist its Class A Ordinary Shares, redeemable warrants, each one whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 (the “Warrants”), and units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant (the “Units” and together with the Ordinary Shares (as defined below) and the Warrants, the “Securities” or “securities”), from NYSE and its filing of an application to have its Securities quoted on the OTCQX. The Board approved the voluntary delisting on December 20, 2023 and the Company provided notice of the voluntary delisting to NYSE on December 20, 2023.

On January 16, 2024, Constellation voluntarily delisted its Securities from NYSE and began trading its Securities on OTCQX. The Ordinary Shares are quoted on the OTCQX under its trading symbol “CSTAF,” the Warrants are quoted on the OTCQB® Venture Market (“OTCQB” and with OTCQX, “OTC”) under its trading symbol “CSTWF” and the Units are quoted on the OTCQX under its trading symbol “CSTUF.”

On OTC, Constellation remains subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended. Shareholders of Constellation will not be required to exchange any Securities, and the Company expects electronic trading to be available without any material disruption. Since our Securities trade on OTC, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Public Shares are “penny stocks” which will require brokers trading in our securities to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a decreased ability to issue additional securities or obtain additional financing in the future; and

•        a less attractive acquisition vehicle to a target business in connection with an initial Business Combination.

Since we are no longer listed on NYSE, our securities do not qualify as covered securities under such statute and we are subject to regulation in each state in which we offer our securities. In addition, because our securities were delisted from NYSE and are no longer listed on a national securities exchange, we may be less attractive to potential Business Combination targets and thereby adversely affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the 2024 SPAC Rules (as defined below) described below.

The SEC has recently issued final rules relating to certain activities of SPACs. Certain of the procedures that we or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete a Business Combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), which became effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial Business Combination and results of operations.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Constellation.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our activities subject us to the Investment Company Act. Initially, the funds in the Trust Account had, since our Initial Public Offering (as defined below) been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we liquidated the U.S. government treasury obligations or money market funds held in the Trust Account and instructed the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. Therefore, by restricting the investments of the proceeds from the Initial Public Offering that are held in our Trust Account, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.

Our securities are not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with the implementation by the directors of, following a shareholder vote, an amendment to our Memorandum and Articles of Association (A) to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial business combination or to redeem 100% of our Public Shares if we have not consummated our initial business combination by the Termination Date (as defined below) or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by the Termination Date, our return of the funds held in the Trust Account to holders of our Public Shares as part of our redemption of the Public Shares.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate and dissolve in accordance with our Memorandum and Articles of Association.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company (“Continental”) to liquidate the Securities held in the Trust Account and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following such change, we will likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation of Constellation.

Initially, the funds in the Trust Account had, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment

Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we liquidated the U.S. government treasury obligations or money market funds held in the Trust Account and instructed Continental, the trustee with respect to the Trust Account, to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of Constellation. Interest on such deposit account is currently approximately 3.5% per annum, but such deposit account carries a variable rate and Constellation cannot assure you that such rate will not decrease or increase significantly.

Questions and Answers About the Shareholder Meeting

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Constellation shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on January 27, 2025, at 1:30 p.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/constellationacquisition/2025.

Q:     Why am I receiving this proxy statement?

A:     Constellation is a blank check company incorporated as a Cayman Islands exempted company on November 20, 2020. Constellation was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities.

Following the closing of Constellation’s Initial Public Offering, including the partial exercise of the underwriters’ over-allotment option, an amount of $310,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Constellation Sponsor LP, a Delaware limited partnership (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

On January 27, 2023, Constellation held an extraordinary general meeting of shareholders (the “First Extension Meeting”) to amend Constellation’s Memorandum and Articles of Association (to extend the date by which Constellation has to consummate a Business Combination from January 29, 2023 to April 29, 2023 and to allow Constellation without another shareholder vote to elect to extend its termination date on a monthly basis for up to nine times by an additional one month each time until January 29, 2024. In connection with the First Extension Meeting, the holders of 26,506,157 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $269,485,746. Following the First Extension Meeting, Constellation had elected, on a monthly basis, to further extend its termination date to January 29, 2024.

On January 29, 2024, Constellation held an extraordinary general meeting of shareholders (the “Second Extension Meeting”) to amend Constellation’s Memorandum and Articles of Association (to extend the date by which Constellation has to consummate a Business Combination from January 29, 2024 to February 29, 2024 and to allow Constellation without another shareholder vote to elect to extend its termination date on a monthly basis for up to eleven times by an additional one month each time until January 29, 2025. In connection with the Second Extension Meeting, the holders of 2,126,159 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.13 per share, for an aggregate redemption amount of approximately $23,671,533. Following the Second Extension Meeting, Constellation had elected, on a monthly basis, to further extend its Termination Date to January 29, 2025.

On January 30, 2024, the Sponsor converted an aggregate of 7,600,000 Class B Ordinary Shares (as defined below) into Class A Ordinary Shares on a one-for-one basis (the “Class B Conversion”). The Sponsor waived any right to receive funds from the Company’s trust account with respect to the Class A Ordinary Shares received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the original Class B Ordinary Shares under the terms of that certain letter agreement, dated as of January 26, 2021, by and among the Company and its Initial Shareholders (as defined below), directors and officers (as further amended by and among, the Company, its directors and officers, the Sponsor and other parties thereto, on January 30, 2023) (the “Letter Agreement”).

Like most blank check companies, Constellation’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares sold in the Initial Public Offering if there is no qualifying Business Combination(s) consummated on or before January 29, 2025 (the “Termination Date”).

Without the Articles Extension (as defined below), Constellation believes that Constellation will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before January 29, 2025. The Board of Constellation believes that it is in the best interests of Constellation’s shareholders to continue Constellation’s existence until February 29, 2025 and, if necessary, for a total of an additional eleven one-month extensions until January 29, 2026 in order to allow Constellation additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on January 27, 2025, at 1:30 p.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Constellation’s Chief Executive Officer at ir@constellationacquisition.com by 1:30 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/constellationacquisition/2025.

Q:     How do I vote?

A:     If you were a holder of record of Class A ordinary shares, par value of US$0.0001 per share (the “Class A Ordinary Shares”), or Class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on January 2, 2025, the record date (the “Record Date”) for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 24, 2025.

Voting in Person at the Meeting.    If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/constellationacquisition/2025 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     How do I attend the virtual Shareholder Meeting?

A:     If you are a registered shareholder, you will receive a proxy card from Continental (the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting January 22, 2025 at 1:30 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/constellationacquisition/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8026952#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     Constellation shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Constellation’s Memorandum and Articles of Association to extend the Termination Date by which Constellation has to consummate a Business Combination (the “Articles Extension”) from January 29, 2025 (the “Original Termination Date”) to February 29, 2025 (the “Articles Extension Date”) and to allow Constellation, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Constellation’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until January 29, 2026 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Founder Share Amendment Proposal — To amend, by way of special resolution, Constellation’s Memorandum and Articles of Association (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A Ordinary Shares to holders of the Company’s Class B Ordinary Shares upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder; and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTC or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $5,000, in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Constellation has not consummated a Business Combination by February 29, 2025, without approval of Constellation’s public shareholders, Constellation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. If Constellation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under this and other existing promissory notes. If Constellation does not complete a Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Founder Share Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, Constellation’s Board has unanimously determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of Constellation and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

Our directors and officers have personal and financial interests that may result in conflicts of interest, including a conflict between what may be in the best interests of Constellation and its shareholders and what may be best for a director’s personal or financial interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor and Constellation’s Directors and Officers,” “Proposal No 2 — Founder Share Amendment Proposal — Interests of the Sponsor and Constellation’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Am I being asked to vote on a proposal to elect directors?

A:     No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension is implemented and one or more Constellation shareholders elect to redeem their Public Shares pursuant to the redemption, Constellation will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to Constellation to pay its taxes, and retain the remainder of the funds in the Trust Account for Constellation’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

The Adjournment Proposal is conditional on Constellation not obtaining the necessary votes for approving the Extension Amendment Proposal and the Founder Share Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension and the Founder Share Amendment, if due to redemptions in connection with the Articles Extension, Constellation would not adhere to the continued trading requirements of the OTC, or if the Board has determined it is otherwise necessary. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:     Why is Constellation proposing the Extension Amendment Proposal?

A:     Constellation’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Constellation additional time to complete a Business Combination.

Without the Articles Extension, Constellation believes that Constellation will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Constellation would be forced to liquidate.

Q:     Why is Constellation proposing the Founder Share Amendment Proposal?

A:     Constellation’s Memorandum and Articles of Association provides that, after the Initial Public Offering, and prior to the consummation of an initial Business Combination, the Company cannot issue additional shares or any other securities that would entitle holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with Public Shares (i) on the Company’s initial Business Combination or on any other proposal presented prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum and Articles of Association to (x) extend the time the Company has to consummate a business combination beyond 24 months from the closing of the Initial Public Offering or (y) amend Article 49.10. The purpose of the Founder Share Amendment Proposal is to permit for the issuance of Class A Ordinary Shares to holders of the Company’s Class B Ordinary Shares, upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial Business Combination at the election of the holder.

Without the Founder Share Amendment, Constellation believes that it will not have sufficient share capital to maintain the trading requirements of OTC and will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Constellation would be forced to liquidate.

Q:     Why is Constellation proposing the Adjournment Proposal?

A:     If (i) either the Extension Amendment Proposal or the Founder Share Amendment Proposal is not approved by Constellation’s shareholders, (ii) due to redemptions in connection with the Articles Extension, Constellation would not adhere to the continued trading requirements of the OTC or (iii) the Board has determined it is otherwise necessary, Constellation may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal and the Founder Share Amendment Proposal or to allow public shareholders time to reverse their redemption requests with the Articles Extension. If the Adjournment Proposal is not approved by Constellation’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes at the Shareholder Meeting to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal or if due to redemptions in connection with the Articles Extension, Constellation would not adhere to the continued trading requirements of the OTC.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholder of Constellation, including the Sponsor and certain of Constellation’s officers and directors

(the “Initial Shareholders”) who own 76.6% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Constellation does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:     How will the Initial Shareholders vote?

A:     The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 7,750,000 Ordinary Shares, representing 76.6% of Constellation’s issued and outstanding Ordinary Shares.

Q:     Who is Constellation’s Sponsor?

A:     Constellation’s sponsor is Constellation Sponsor LP, a Delaware limited partnership. The Sponsor currently owns 7,750,000 Ordinary Shares and 5,466,667 Private Placement Warrants. The Sponsor is controlled by affiliates of Antarctica Capital Partners, LLC, including Antarctica Endurance Manager, LLC. There are three managers of Antarctica Endurance Manager, LLC: Chandra R. Patel, Richard C. David, and Jarett Goldman. Each manager has one vote, and the approval of a majority is required to approve an action of Antarctica Endurance Manager, LLC. Under the so-called “rule of three,” no individual manager has voting or dispositive control over any of the securities held by the Sponsor. Though the Sponsor is exclusively controlled by U.S. citizens and has its principal place of business in the U.S., it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including a potential mandatory or voluntary review by the Committee on Foreign Investment in the United States (“CFIUS”). If our potential Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. If CFIUS reviews the Business Combination, CFIUS may decide to block, delay or impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by February 29, 2025 (or up to January 29, 2026 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $11.88 per Public Share (based on the redemption price on January 7, 2025, the most recent practicable date prior to the date of this proxy statement), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Constellation believes shareholders will benefit from Constellation consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Constellation has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Articles Extension, Constellation believes that Constellation will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Constellation would be forced to liquidate.

Q:     Why should I vote “FOR” the Founder Share Amendment Proposal?

A:     The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist Constellation in retaining investors and meeting the trading requirements of its Class A Ordinary Shares if necessary in connection with the Extension Amendment Proposal and the consummation of a Business Combination. This flexibility may benefit Constellation in retaining investors. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Constellation’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension or as otherwise required.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal, or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, or if the Extension Amendment Proposal is approved and following redemptions in connection with the Articles Extension and the Founder Share Amendment Proposal, Constellation adheres to the initial or continued trading requirements of the OTC, then the Adjournment Proposal will not be presented for a vote.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of SPACs like the Company, on January 24, 2024, the SEC issued the 2024 SPAC Rules, which became effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, could impact the extent to which SPACs could become subject to regulation under the Investment Company Act. To mitigate the risk of being viewed as operating an unregistered investment company, Constellation instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of Constellation’s consummation of a Business Combination or liquidation. Interest on such deposit account is currently approximately 3.5% per annum, but such deposit account carries a variable rate and Constellation cannot assure you that such rate will not decrease or increase significantly. See “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Constellation.”

Q:     Will we seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, Constellation does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Constellation may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Constellation will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to Constellation’s Warrants, which will expire worthless in the event Constellation dissolves and liquidates the Trust Account.

The Initial Shareholders of Constellation waived their rights to participate in any liquidation distribution with respect to the 7,750,000 Ordinary Shares held by them.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, Constellation will continue to attempt to consummate a Business Combination until the Articles Extension Date. Constellation will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Constellation held by the Initial Shareholders.

Q:     What happens if the Founder Share Amendment Proposal is not approved?

A:     The Board will abandon the Founder Share Amendment if our shareholders do not approve the proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Ordinary Shares.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Founder Share Amendment Proposal or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account of $5,000, in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Constellation has not consummated a Business Combination by February 29, 2025, without approval of Constellation’s public shareholders, Constellation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. If Constellation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under this and existing promissory notes. If Constellation does not complete a Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:     Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal, the Founder Share Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of OTC.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to Constellation at 200 Park Avenue, 32nd Floor, New York, NY 10166 so that it is received by Constellation prior to the vote at the Shareholder Meeting (which is scheduled to take place on January 27, 2025) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Constellation’s Chief Executive Officer, which must be received by Constellation’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR,” “AGAINST,” and “ABSTAIN” votes and broker non-votes. The approval of the each of Extension Amendment Proposal and the Founder Share Amendment proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Constellation or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a Constellation shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Founder Share Amendment Proposal, or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is in the best interests of Constellation and its shareholders. The Board recommends that Constellation’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal and “FOR” the Adjournment Proposal.

Q:     What interests do Constellation’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     Constellation’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor and Constellation’s Directors and Officers” in this proxy statement.

Q:     What interests do Constellation’s directors and officers have in the approval of the Founder Share Amendment Proposal?

A:     Constellation’s directors and officers have interests in the Founder Shares Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 2 — The Founder Share Amendment Proposal — Interests of the Sponsor, Constellation’s Directors, and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Founder Share Amendment Proposal?

A:     No. There are no appraisal rights available to Constellation’s shareholders in connection with the Extension Amendment Proposal or the Founder Share Amendment Proposal. There are no dissenters’ rights available to Constellation’s shareholders in connection with the Extension Amendment Proposal or the Founder Share Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Founder Share Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:     If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.       (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.     prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Constellation redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account, and not previously released to Constellation to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of January 7, 2025, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $11.88 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part). If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Constellation instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Constellation will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     Constellation will pay the cost of soliciting proxies for the Shareholder Meeting. Constellation has engaged Sodali & Co (“Sodali & Co”) to assist in the solicitation of proxies for the Shareholder Meeting. Constellation will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Constellation may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: CSTA.info@investor.sodali.com

You also may obtain additional information about Constellation from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Extraordinary General Meeting OF CONSTELLATION SHAREHOLDERS

This proxy statement is being provided to Constellation shareholders as part of a solicitation of proxies by the Board for use at the Shareholder Meeting of Constellation shareholders to be held on January 27, 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about January 10, 2025, to all shareholders of record of Constellation as of January 2, 2025, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on January 27, 2025 at 1:30 p.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Constellation’s Chief Executive Officer at ir@constellationacquisition.com by 1:30 p.m., Eastern Time, on January 23, 2025 (two business days prior to the initially scheduled meeting date).

You can pre-register to attend the virtual Shareholder Meeting starting January 23, 2025 at 1:30 p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/constellationacquisition/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8026952#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Constellation shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Constellation’s Memorandum and Articles of Association to extend the Termination Date for the Articles Extension from the Original Termination Date to the Articles Extension Date and to allow Constellation, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of Constellation’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Additional Articles Extension Date, or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto;

2.      Proposal No. 2 — Founder Share Amendment Proposal — To amend, by way of special resolution, Constellation’s Memorandum and Articles of Association to permit for the issuance of Class A Ordinary Shares to holders of the Company’s Class B Ordinary Shares upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder; and;

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTC or (iii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account of $5,000, in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Constellation has not consummated a Business Combination by February 29, 2025, without approval of Constellation’s public shareholders, Constellation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. If Constellation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory notes. If Constellation does not complete a Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a shareholder of Constellation, you have a right to vote on certain matters affecting Constellation. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on January 2, 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 10,117,684 issued and outstanding Ordinary Shares, of which 9,967,684 Class A Ordinary Shares are held by Constellation public shareholders and 150,000 Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 76.6% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Constellation does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal and the Founder Shares Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 76.6% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required To Approve Proposal
	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	0	0
Founder Share Amendment Proposal	Special Resolution(1)	0	0
Adjournment Proposal	Ordinary Resolution(2)	0	0

____________

(1)      Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

(2)      Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on January 2, 2025, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 24, 2025.

Voting in Person at the Meeting.    If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/constellationacquisition/2025 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Constellation’s Chief Executive Officer in writing to Constellation Acquisition Corp I, 200 Park Avenue, 32nd Floor, New York, NY 10022, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Constellation shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali & Co, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing CSTA.info@investor.sodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Founder Share Amendment Proposal. In connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal any shareholder holding Class A Ordinary Shares may demand that Constellation redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $11.88 per share as of January 7, 2025, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Constellation will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, Constellation’s Transfer Agent, in which you (i) request that Constellation redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, Constellation’s Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Constellation that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Constellation’s Transfer Agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Constellation’s Transfer Agent, prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 7, 2025, the most recent practicable date prior to the date of this proxy statement, was $11.81 per share. The cash held in the Trust Account on such date was approximately $28,139,416.49 (including interest not previously released to Constellation to pay its taxes) ($11.88 per Class A Ordinary Share). The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Constellation cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Constellation’s Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to Constellation’s shareholders in connection with the Extension Amendment Proposal or the Founder Share Amendment Proposal. There are no dissenters’ rights available to Constellation’s shareholders in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Founder Share Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Constellation is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Constellation has engaged Sodali & Co to assist in the solicitation of proxies for the Shareholder Meeting. Constellation and its directors, officers and employees may also solicit proxies in person. Constellation will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Constellation will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Constellation will pay Sodali & Co a fee of $10,000, plus disbursements, reimburse Sodali & Co for its reasonable out-of-pocket expenses and indemnify Sodali & Co and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Constellation’s proxy solicitor. Constellation will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Constellation shareholders. Directors, officers and employees of Constellation who solicit proxies will not be paid any additional compensation for soliciting.

Proposal No. 1 — The Extension Amendment Proposal

Overview

Constellation is proposing to amend its Memorandum and Articles of Association to extend the date by which Constellation has to consummate a Business Combination to the Articles Extension Date so as to give Constellation additional time to complete a Business Combination.

Without the Articles Extension, Constellation believes that Constellation will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Constellation would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Constellation’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On January 7, 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.88, based on the aggregate amount on deposit in the Trust Account of approximately $28,139,416.49 as of January 7, 2025 (including interest not previously released to Constellation to pay its taxes), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on OTCQX on January 7, 2025 was $11.81. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.07 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 7, 2025). Constellation cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Constellation believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Constellation does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Constellation’s Memorandum and Articles of Association provide that Constellation has until January 29, 2025 to complete a Business Combination. Constellation and its officers and directors agreed that they would not seek to amend Constellation’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Constellation provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Constellation shareholders that the Articles Extension be obtained so that Constellation will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, Constellation believes that Constellation will not be able to complete a Business Combination on or before January 29, 2025. If that were to occur, Constellation would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Constellation additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account of $5,000, in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Constellation has not consummated a Business Combination by February 29, 2025, without approval of Constellation’s public shareholders, Constellation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to eleven times, each by one additional month (for a total of up to eleven additional months to complete a Business Combination), provided that the Lender will deposit $5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Constellation to the Lender. If Constellation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under this and existing promissory notes. If Constellation does not complete a Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, then, Constellation will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to Constellation’s Warrants, which will expire worthless in the event Constellation dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 7,750,000 Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Constellation shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. Constellation will then continue to attempt to consummate a Business Combination until the Articles Extension Date. Constellation will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

Interests of the Sponsor and Constellation’s Directors and Officers

When you consider the recommendation of the Board, Constellation shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Constellation have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Constellation shareholders that they approve the Extension Amendment Proposal. Constellation shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor paid $8,200,000 for 5,466,667 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 29, 2026, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        the fact that the Initial Shareholders, including the Sponsor (and certain of Constellation’s officers and directors who are members of the Sponsor), have invested in Constellation an aggregate of $8,225,000, comprised of the $25,000 purchase price for 7,750,000 Ordinary Shares (following a forfeiture of an aggregate of 875,000 Class B Ordinary Shares in March 2021) and the $8,200,000 purchase price for 5,466,667 Private Placement Warrants. Assuming a trading price of $11.81 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on OTCQX on January 7, 2025), the 7,750,000 Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $91,527,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.07 per share, the aggregate market value of the Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Constellation by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in Constellation at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Constellation liquidates without completing a Business Combination before January 29, 2026, the Initial Shareholders will lose their entire investment in Constellation;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Constellation fails to complete a Business Combination by January 29, 2025;

•        the indemnification of Constellation’s existing directors and officers and the liability insurance maintained by Constellation;

•        the fact that the Sponsor and Constellation’s officers and directors will lose their entire investment in Constellation and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by January 29, 2025. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to for which the Sponsor and Constellation’s officers and directors are awaiting reimbursement; and

•        the fact that if the Trust Account is liquidated, including in the event Constellation is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify Constellation to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Constellation Public Share, or such lesser per Public Share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Constellation has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Constellation, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Constellation redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.88 per share as of January 7, 2025 (the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Constellation will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, Constellation’s Transfer Agent, in which you (i) request that Constellation redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares to Continental, Constellation’s Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Constellation that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Constellation’s Transfer Agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Constellation’s Transfer Agent, prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 7, 2025, the most recent practicable date prior to the date of this proxy statement, was $11.81 per share. The cash held in the Trust Account on such date was approximately $28,139,416.49 (including interest not previously released to Constellation to pay its taxes) (approximately $11.88 per Class A Ordinary Share). The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation to pay its taxes, if any, two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Constellation cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Constellation’s Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 76.6% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of no Ordinary Shares held by public shareholders if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution — the Extension Amendment Proposal:

a)      Article 49.7 of Constellation’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) February 29, 2025 (or January 29, 2026, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within forty-nine months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to eleven times by an additional one month each time after the forty-ninth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until sixty months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to US$55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)      Article 49.8(a) of Constellation’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within forty-nine months (or up to sixty, if applicable under the provisions of Article 49.7) from the consummation of the IPO;”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CONSTELLATION SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to allow the Company to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.

Upon conversion of the Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Class B Ordinary Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company and each of its officers and directors in connection with the Initial Public Offering. Additionally, the Class A Ordinary Shares converted from Class B Ordinary Shares will be subject to all of the restrictions applicable to Class B Ordinary Shares under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B Ordinary Shares until the earlier to occur of: (A) one year after the completion of a business combination or (B) the date on which the Company completes a business combination with one or more businesses that results in the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

Reasons for the Founder Share Amendment Proposal

The Company’s Memorandum and Articles of Association provides that the Class B Ordinary Shares automatically convert into Class A Ordinary Shares on a one-for-one basis, concurrently with or immediately following the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the trading requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension Amendment Proposal and the consummation of the Company’s business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of Class B Ordinary Shares will not be able to convert Class B Ordinary Shares to Class A Ordinary Shares prior to the completion of a business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Ordinary Shares.

If the Founder Share Amendment Proposal Is Approved

If both the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company will file the amendment to the Memorandum and Articles of Association with the Cayman Registrar to allow the holders of Class B Ordinary Shares to convert the Class B Ordinary Shares to Class A Ordinary Shares on a one-for-one basis at any point prior to the closing of a Business Combination at the election of the holder. The Company will also file the amendment to the Memorandum and Articles of Association to effectuate the extension in accordance with the Extension Amendment Proposal. The Company will remain a reporting company under the Exchange Act, and its Units, Class A Ordinary Shares, and Public Warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Termination Date or Additional Articles Extension Date, as applicable.

Interests of the Sponsor and Constellation’s Directors and Officers

When you consider the recommendation of the Board, Constellation shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Constellation have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Constellation shareholders that they approve the Founder Share Amendment Proposal. Constellation shareholders should take these interests into account in deciding whether to approve the Founder Share Amendment Proposal:

•        the fact that the Sponsor paid $8,200,000 for 5,466,667 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 29, 2026, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        the fact that the Initial Shareholders, including the Sponsor (and certain of Constellation’s officers and directors who are members of the Sponsor), have invested in Constellation an aggregate of $8,225,000, comprised of the $25,000 purchase price for 7,750,000 Ordinary Shares (following a forfeiture of an aggregate of 875,000 Class B Ordinary Shares in March 2021) and the $8,200,000 purchase price for 5,466,667 Private Placement Warrants. Assuming a trading price of $11.81 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on OTCQX on January 7, 2025), the 7,750,000 Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $91,527,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.07 per share, the aggregate market value of the Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Constellation by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in Constellation at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Constellation liquidates without completing a Business Combination before January 29, 2026, the Initial Shareholders will lose their entire investment in Constellation;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Constellation fails to complete a Business Combination by January 29, 2025;

•        the indemnification of Constellation’s existing directors and officers and the liability insurance maintained by Constellation;

•        the fact that the Sponsor and Constellation’s officers and directors will lose their entire investment in Constellation and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by January 29, 2025. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to for which the Sponsor and Constellation’s officers and directors are awaiting reimbursement; and

•        the fact that if the Trust Account is liquidated, including in the event Constellation is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify Constellation to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Constellation Public Share, or such lesser per Public Share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Constellation has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Constellation, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Founder Share Amendment Proposal. In connection with the Founder Share Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Constellation redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.88 per share as of January 7, 2025, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Constellation will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, Constellation’s transfer agent, in which you (i) request that Constellation redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, Constellation’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 23, 2025 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Constellation that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Constellation’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Constellation’s transfer agent, prior to 5:00 p.m., Eastern Time, on 23, 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 7, 2025, the most recent practicable date prior to the date of this proxy statement, was $11.81 per share. The cash held in the Trust Account on such date was approximately $28,139,416.49 (including interest not previously released to Constellation to pay its taxes) (approximately $11.88 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Constellation cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Constellation’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Founder Share Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Founder Share Amendment Proposal. As of the date hereof, the Initial Shareholders own 76.6% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Founder Share Amendment Proposal will require the affirmative vote of no Ordinary Shares held by public shareholders if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

Article 49.10 of Constellation’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article 17 hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a Business Combination beyond January 29, 2026 or (y) amend this Article 49.10.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CONSTELLATION SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTC or (iii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Constellation’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connect with the Articles Extension or as otherwise necessary. In such events, the Founder Share Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and Constellation’s Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor and Constellation’s other Initial Shareholders own 76.6% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Constellation’s other Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to approve the Adjournment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTCQX® Best Market (“OTCQX”) and the OTCQB® Venture Market (“OTCQB” and together with OTCQX, “OTC”) or (iii) where the Board of Constellation has determined it is otherwise necessary.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CONSTELLATION SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal or the Founder Share Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their shareholders; or

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Constellation has not sought, and Constellation does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one Class A Ordinary Share and one third of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Constellation is treating any Class A Ordinary Share and one third of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Constellation’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights” and “Proposal No. 2 — The Founder Share Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Constellation or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Constellation’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Constellation’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Constellation. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Constellation. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Constellation is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Constellation is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Constellation believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2023, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely Qualified Electing Fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF election with respect to Constellation is contingent upon, among other things, the provision by Constellation of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Constellation’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal-Redemption Rights” and “Proposal No. 2 — The Founder Share Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.”

However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal or the Founder Share Amendment Proposal and any redemption of your Public Shares.

Business of Constellation and Certain Information About Constellation

References in this section to “we,” “our,” or “us” refer to Constellation Acquisition Corp I.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on November 20, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

On January 29, 2021, we consummated our Initial Public Offering of 31,000,000 Units, including the issuance of 1,000,000 additional Units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $310,000,000. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-251974). The SEC declared the registration statement effective on January 26, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 5,466,667 Private Placement Warrants to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $8,200,000.

Following the closing of our Initial Public Offering on January 29, 2021, an amount of $310,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. In connection with the First Extension Meeting, Constellation instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of Constellation. Interest on such deposit account is currently approximately 3.5% per annum, but such deposit account carries a variable rate and Constellation cannot assure you that such rate will not decrease or increase significantly.

First Extension

Our Initial Public Offering prospectus and Memorandum and Articles of Association provided that we had until January 29, 2023 (the date which was 24 months after the consummation of the Initial Public Offering) to complete an initial Business Combination. As stated in the Current Report on Form 8-K, as filed with SEC on February 1, 2023, on January 26, 2023, Constellation held an extraordinary general meeting of shareholders and approved a proposal to amend our Memorandum and Articles of Association to extend the date by which we have to consummate an initial Business Combination from January 29, 2023 to April 29, 2023, and to allow Constellation, without another shareholder vote, to elect to extend the termination date to consummate a Business Combination on a monthly basis for up to nine times by an additional one month each time after April 29, 2023, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until January 29, 2024, or a total of up to twelve months after January 29, 2023. In connection with the approval of the extension at the First Extension Meeting, the holders of 26,506,157 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $269,485,746.

As disclosed in the definitive proxy statement filed by the Company with the SEC on December 30, 2022, relating to the First Extension Meeting, the Sponsor agreed that if the Extension Amendment Proposal is approved, it or the Lender will contribute to the Company as a loan, within ten (10) business days of the date of the First Extension Meeting, $450,000, to be deposited into the Trust Account. In addition, in the event the Company does not consummate an initial Business Combination by the Articles Extension Date (as defined below), the Lender may contribute to the Company $150,000 as a loan to be deposited into the Trust Account for each of nine one-month extensions following the Articles Extension Date.

First Extension Meeting Promissory Note

On January 30, 2023, the Company issued an unsecured promissory note in the total principal amount of up to $3,000,000 (the “Promissory Note”) to the Sponsor. The Sponsor funded the initial principal amount of $450,000 on January 30, 2023. The Promissory Note does not bear interest and matures upon closing of the Company’s initial Business Combination. In the event that the Company does not consummate a Business Combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. The proceeds of the Promissory Note will be deposited in the Trust Account. Up to $1,270,000 of the total principal amount of the Promissory Note may be converted, in whole or in part, at the option of the Lender into warrants of the Company at a price of $1.50 per warrant, which warrants will be identical to the Private Placement Warrants issued to the Sponsor at the time of the initial public offering of the Company.

Second Extension

After the First Extension Meeting Constellation chose to extend the termination date up until January 29, 2024, or a total of up to twelve months after the First Extension Meeting. On January 29, 2024, Constellation held its Second Extension Meeting and approved a proposal to amend our Memorandum and Articles of Association to extend the date by which we have to consummate an initial Business Combination from January 29, 2024 to February 29, 2024, and to allow Constellation, without another shareholder vote, to elect to extend the termination date to consummate a Business Combination on a monthly basis for up to eleven times by an additional one month each time after February 29, 2024, by resolution of the Board if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until January 29, 2025, or a total of up to twelve months after the First Extension Meeting. In connection with the approval of the extension at the Second Extension Meeting, the holders of 2,126,159 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.13 per share, for an aggregate redemption amount of approximately $23,671,533.

As disclosed in the definitive proxy statement filed by the Company with the SEC on January 10, 2024, relating to the Second Extension Meeting, the Sponsor agreed that if the Extension Amendment Proposal is approved, it or the Lender will contribute to the Company as a loan, within ten (10) business days of the date of the Second Extension Meeting, $55,000, to be deposited into the Trust Account. In addition, in the event the Company does not consummate an initial Business Combination by the Articles Extension Date, the Lender may contribute to the Company $55,000 as a loan to be deposited into the Trust Account for each of eleven one-month extensions following the Articles Extension Date.

Second Extension Meeting Promissory Note

On January 30, 2024, the Company issued an unsecured promissory note in the principal amount of $1,660,000 (the “2024 Note”) to the Sponsor. The 2024 Note does not bear interest and matures upon closing of the Business Combination. In the event that the Company does not consummate a Business Combination, the 2024 Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Sponsor funded the initial principal amount of $55,000 from the 2024 Note and drew an additional $55,000 each month for a total of $605,000 to fund its monthly extensions.

Class B Conversion

On January 30, 2024, the Sponsor conducted its Class B Conversion where it converted an aggregate of 7,600,000 Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis. The Sponsor waived any right to receive funds from the Company’s trust account with respect to the Class A Ordinary Shares received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the original Class B Ordinary Shares under the terms of that certain Letter Agreement, dated as of January 26, 2021, by and among the Company and its Initial Shareholders, directors and officers (as further amended by and among, the Company, its directors and officers, the Sponsor and other parties thereto, on January 30, 2023).

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of Constellation’s Ordinary Shares as of January 10, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Constellation’s Ordinary Shares, by:

•        each person known by Constellation to be the beneficial owner of more than 5% of Constellation’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•        each of Constellation’s executive officers and directors that beneficially owns shares of Constellation’s Ordinary Shares; and

•        all Constellation’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In connection with the First Extension Meeting held on January 27, 2023, the holders of 26,506,157 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $269,485,746. Following such redemptions there were 12,243,843 Ordinary Shares outstanding, consisting of (i) 4,493,843 Class A Ordinary Shares and (ii) 7,750,000 Class B Ordinary Shares. Additionally, following such redemptions, our Initial Shareholders, including the Sponsor owned, on as-converted basis, approximately 63.3% of our outstanding Ordinary Shares.

In connection with the Second Extension Meeting held on January 29, 2024, the holders of 2,126,159 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.13 per share, for an aggregate redemption amount of approximately $23,671,533. Following such redemptions there were 10,117,684 Ordinary Shares outstanding, consisting of (i) 9,967,684 Class A Ordinary Shares following the Class B Conversion and (ii) 150,000 Class B Ordinary Shares. Additionally, following such redemptions, our Initial Shareholders, including the Sponsor owned, on as-converted basis, approximately 76.6% of our outstanding Ordinary Shares.

In the table below, percentage ownership is based on 10,117,684 Ordinary Shares, consisting of (i) 9,967,684 Class A Ordinary Shares and (ii) 150,000 Class B Ordinary Shares, issued and outstanding as of January 10, 2024. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Ordinary Shares beneficially owned by them.

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Five Percent Holders
Constellation Sponsor LP (our Sponsor)(1)(2)(3)	33,750	22.50%	7,600,000	76.25%	75.45%

Directors and Executive Officers of Constellation
Chandra R. Patel(2)	—	—	—	—	—
Jarett Goldman(2)	—	—	—	—	—
Richard C. Davis(2)(3)	—	—	—	—	—
Nicole Schepanek(2)(3)(4)	38,750	25.83%	—	—	*
Heiko Faass(2)(3)(5)	38,750	25.83%	—	—	*
Bob Stefanowski(2)(3)(6)	38,750	25.83%	—	—	*
All Officers and Directors as a group (6 individuals)	116,250	77.50%	—	—	*

____________

*        Less than one percent.

(1)      In connection with the closing of the transactions contemplated by the Investment Agreement, on January 26, 2023, Constellation Sponsor GmbH & Co. KG, a German limited partnership (the “Old Sponsor”), underwent a reorganization pursuant to which the limited partners of the Old Sponsor transferred all of their limited partnership interests to the Sponsor. On January 26, 2023, the Old Sponsor was liquidated pursuant to applicable law by the retirement of the general partner of the Old Sponsor (the second to last partner of the Old Sponsor) and all securities held by the Old Sponsor were distributed by operation of law to its sole remaining limited partner, the Sponsor, following which, on January 30, 2023, control of the Old Sponsor was transferred to affiliates of Antarctica Capital Partners, LLC, including Antarctica Endurance Manager, LLC. Antarctica Endurance Manager, LLC, is the general partner of the Sponsor. There are three managers of Antarctica Endurance Manager, LLC. Each manager has one vote, and the approval of a majority is required to approve an action of Antarctica Endurance Manager, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regards to Antarctica Endurance Manager, LLC. Based upon the foregoing analysis, no individual manager of Antarctica Endurance Manager, LLC exercises voting or dispositive control over any of the securities held by the Sponsor, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such securities.

(2)      The business address of each of the following entities and individuals is 200 Park Avenue, 32nd Floor, New York, New York 10166.

(3)      Interests shown consist solely of founder shares, classified as Class B Ordinary Shares and Class A Ordinary Shares that were converted as part of the Class B Conversion on January 30, 2024. The Class B Ordinary Shares will automatically convert into Class A Ordinary Shares at the time of our Business Combination.

(4)      Includes 38,750 shares of Class B Ordinary Shares beneficially owned directly by Ms. Schepanek.

(5)      Includes 38,750 shares of Class B Ordinary Shares beneficially owned directly by Mr. Faass.

(6)      Includes 38,750 shares of Class B Ordinary Shares beneficially owned directly by Mr. Stefanowski.

Future Shareholder Proposals

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date (or, if further extended, the Additional Articles Extension Date) to consider and vote upon approval of the business combination agreement and the Business Combination. Accordingly, if we consummate the Business Combination, Constellation’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date (or, if further extended, the Additional Articles Extension Date), Constellation will dissolve and liquidate. Accordingly, there will be no annual meeting in 2024.

Householding Information

Unless Constellation has received contrary instructions, Constellation may send a single copy of this proxy statement to any household at which two or more shareholders reside if Constellation believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Constellation’s expenses. However, if shareholders prefer to receive multiple sets of Constellation’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Constellation’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Constellation Acquisition Corp I, 200 Park Avenue, 32nd Floor, New York, NY 10166, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

Constellation files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Constellation at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Constellation upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Constellation in writing at Constellation Acquisition Corp I, 200 Park Avenue, 32nd Floor, New York, NY 10166.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali & Co, the proxy solicitor for Constellation, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing CSTA.info@investor.sodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than January 20, 2025.

PROXY CARD

Constellation Acquisition Corp I
200 Park Avenue, 32nd Floor
New York, NY 10166
EXTRAORDINARY GENERAL MEETING
OF CONSTELLATION ACQUISITION CORP I
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JANUARY 27, 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 10, 2025, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Constellation Acquisition Corp I (“Constellation” or the “Company”) to be held at 1:30 p.m. Eastern Time on January 27, 2025, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, and hereby appoints Chandra R. Patel and Jarett Goldman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Constellation registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution:	FOR ☐	AGAINST ☐	ABSTAIN ☐

a)      Article 49.7 of Constellation’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) February 29, 2025 (or January 29, 2026, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Constellation (less taxes payable and up to US$100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Constellation’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Constellation’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within forty-nine months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to eleven times by an additional one month each time after the forty-ninth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until sixty months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$5,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to US$55,000 (if all eleven additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)      Article 49.8(a) of Constellation’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within forty-nine months (or up to sixty, if applicable under the provisions of Article 49.7) from the consummation of the IPO;”

Proposal No. 2 — Founder Share Amendment Proposal — RESOLVED, as a special resolution that	FOR ☐	AGAINST ☐	ABSTAIN ☐

Article 49.10 of Constellation’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article 17 hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a Business Combination beyond January 29, 2026 or (y) amend this Article 49.10.”

Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Constellation represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, (ii) where Constellation would not adhere to the initial or continued trading requirements of the OTCQX® Best Market and the OTCQB® Venture Market or (iii) where the Board of Constellation has determined it is otherwise necessary.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: _________________________, 2025

(Signature)
(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.